UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    October 31, 2006

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

                  0-20260                            6-1150326
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           (Commission File Numbers)      (IRS Employer Identification No.)

    Two Manhattanville Road, Purchase, NY              10577
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   (Address of principal executive offices)         (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
                                                --------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communication pursuant to Rule 425 under the Securities Act (17
___      CFR 230.425)

         Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
___      CFR 240.14a-12)

         Pre-commencement  communication  pursuant  to Rule  14d-2(b)  under the
___      Exchange Act (17 CFR 240.14d-2(b)

         Pre-commencement  communication  pursuant  to Rule  13e-4(c)  under the
___      Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance On Previously Issued Financial Statements Or A Related Audit Report Or Completed Interim Review.

       On October 30, 2006 management concluded, and subsequently reported to the Audit Committee of the Board of Directors, that our audited financial statements for the fiscal year ended December 31, 2005 and our unaudited financial statements and financial information for the three and six-month periods ended March 31, 2006 and June 30, 2006 (the "Relevant Periods") and the comparative prior periods should no longer be relied upon and will be restated in order to correct an error regarding the deferred income tax accounting of acquiring the stock of Reproductive Partners, Inc. in January, 2005 in accordance with Financial Accounting Standards Board Emerging Issues Taskforce Issue No. 98-11- "Accounting for Acquired Temporary Differences in Certain Purchase Transactions That Are Not Accounted for as Business Combinations". As noted in the table below, there is no impact on net income or earnings per share as a result of this correction.

       After we reviewed our accounting for the above-mentioned transaction we noted that we did not properly account for the difference between the amount paid in the transaction (the book basis) and the tax basis of the assets acquired and therefore we understated the asset acquired and also understated the related deferred tax accounts. The correction to the December 31, 2005 Balance Sheet for the proper accounting is to increase intangible assets by $2,035,000, decrease deferred tax assets by $977,000 and increase deferred tax liabilities by $1,058,000, all non-cash items. The impact to the Statement of Operations is to increase the amortization of the intangible by approximately $20,000 a quarter and reduce income tax expense through the amortization of the deferred tax liability by $20,000 a quarter. As a result, there is no change to net income and earnings per share for any period. The Statement of Shareholders' Equity is not affected by this restatement.

       As a result of the error described above, we expect to file amendments to our Form 10-K and our Forms 10-Q for the Relevant Periods with the Securities and Exchange Commission as soon as practical to reflect the correct accounting and related disclosures.

The following table illustrates the impact of the correction:

                                                           As
                                                       Previously
                                                        Reported        Restated
                                                        --------        --------
         Balance Sheet Summary
         June 30, 2006
         -------------
         Total Assets..................................   $67,976        $69,473
         Total Liabilities.............................    29,725         31,222
         Total Stockholders' Equity....................    38,251         38,251

         March 31, 2006
         --------------
         Total Assets..................................    64,004         65,154
         Total Liabilities.............................    26,377         27,527
         Total Stockholders' Equity....................    37,627         37,627

         December 31, 2005
         -----------------
         Total Assets..................................    65,575         66,633
         Total Liabilities.............................    28,775         29,833
         Total Stockholders' Equity....................    36,800         36,800

                                                            As
                                                        Previously
                                                         Reported      Restated
                                                         --------      --------
         Statement of Operations Summary
         Six Months ended June 30, 2006
         ------------------------------
         Revenues......................................    62,284       62,243
         Income before taxes...........................     1,678        1,637
         Income tax provision..........................       669          628
         Net Income....................................     1,009        1,009
         Earnings Per Share............................      0.15         0.15

         Three Months ended March 31, 2006
         ---------------------------------
         Revenues......................................    30,454       30,434
         Income before taxes...........................       792          772
         Income tax provision..........................       316          296
         Net Income....................................       476          476
         Earnings Per Share............................      0.07         0.07

         Year ended December 31, 2005
         ----------------------------
         Revenues......................................   128,890      128,809
         Income before taxes...........................     2,788        2,707
         Income tax provision..........................     1,065          984
         Net Income....................................     1,723        1,723
         Earnings Per Share............................     0.28          0.28


       The Audit Committee and the Company's Chief Financial Officer have discussed the matters disclosed in this filing with Amper, Politziner & Mattia, P.C., the Company's independent registered public accounting firm.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      INTEGRAMED AMERICA, INC.
                                      (Registrant)



Date:    October 31, 2006       By:    /s/John W. Hlywak, Jr.
                                       -------------------------------
                                       John W. Hlywak, Jr.
                                       Executive Vice President & CFO